THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  Void after 5:00 p.m., Pacific Standard Time
                                on May 27, 2007


                                     WARRANT

     This certifies that, for value received, Healthcare Enterprise Group, Inc., a Delaware corporation, or registered assigns (the "Holder"), is entitled to purchase at a price of ($0.00384615384615) per share (the "Exercise Price"), subject to the provisions of this Warrant, from Cancer Therapeutics, Incorporated, a Tennessee corporation (the "Company"), Six Million, Five Hundred Thousand (6,500,000) shares of the unregistered Common Stock of the Company. The shares of common stock issuable from the exercise of the Warrant are hereafter referred to as the "Warrant Stock".

1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time on or after January 1, 2005, but not later than 5:00 p.m., Pacific Daylight Time, on May 27, 2007, or if such date is a day on which federal or state chartered banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender thereof to the Company at its principal office, with the Purchase Form annexed hereto duly executed and accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, of the Exercise Price for the number of shares of Warrant Stock specified in such form, together with all taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall upon surrender of this Warrant for cancellation, execute and deliver a new Warrant of the same tenor evidencing the right of the Holder to purchase the balance of the shares of Warrant Stock purchasable hereunder upon the same terms and conditions as herein set forth.

2. Fractional Shares. No fractional shares or stock representing fractional shares shall be provided by the Company upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Warrant Stock on the date of exercise, as determined in good faith by the Company.

3. Transfer, Exchange, Assignment or Loss of Warrant.

     3.1 This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933 and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 3 and Section 7 hereof shall be null and void and of no force and effect.

     3.2 This Warrant may be transferred or assigned only with the written consent of the Company, which shall not be unreasonably withheld. In addition, this Warrant shall be transferable only upon the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Act; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law, as further referenced in Section 7 below. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including attorneys' fees, incurred in connection with the transfer or assignment.

     3.3 Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein includes any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

     3.4 Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     3.5 Each Holder of this Warrant, the shares of Warrant Stock issued hereunder or any other security issued or issuable upon the exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the shares of Warrant Stock acquired under the Warrant, or other such securities in violation of this Warrant.

4. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5. Demand Registration Rights.

     5.1 Demand Registration.

          (a) If the Company shall receive, at any time during the two (2) year period commencing January 1, 2005, a written request from the Holder that the Company file a registration statement under the Act covering the registration of the Warrant Stock, then as soon as practicable thereafter, and subject to the limitations and restrictions contained in this Section 5, the Company shall use its reasonable best efforts to effect the registration of all of the shares of Warrant Stock which the Holder requests to be registered.

          (b)  The  Company  is   obligated   to  effect  only  one  (1)  demand
     registration pursuant to this Section 5.

          5.2 Obligations of the Company. Whenever required under Section 5 to use its reasonable best efforts to effect the registration of any Warrant Stock, the Company shall do the following as expeditiously as possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Warrant Stock and use its reasonable best efforts to cause such registration statement to become and remain effective.

          (b) Prepare and file with the SEC such  amendments and  supplements to
     such  registration   statements  and  the  prospectus  used  in  connection
     therewith to comply with the requirements of the Act.

          (c) Furnish to the Holder such number of copies of a prospectus (including a preliminary prospectus), in conformity with the requirements of the Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Warrant Stock to be sold under the registration statement.

          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statements under the securities laws of such states of the United States as shall be reasonably appropriate for the distribution of the securities covered by such registration statement.

     5.3 Expenses of Registration. All expenses incurred in connection with any registration, qualification, or compliance pursuant to Section 5 of this Warrant shall be borne by the Company.

     5.4 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of any outstanding shares to the public without registration, the Company agrees after any registration to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; and

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended, as long as it is subject to such reporting requirements.

     5.5 No Transfer of Registration Rights. The rights to cause the Company to register the Warrant Stock under this Warrant may not be assigned by the Holder without the written consent of the Company.

6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of certain events as follows:

     6.1 Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the Holder of this Warrant shall, upon the exercise hereof be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of Company which such Holder would hold on the date of such exercise had it been the holder of record of such shares of Warrant Stock on the date hereof and had thereafter, during the period from the date hereof to and including the additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (a) and (b) of this
Section 6.

     6.2 Adjustment for Reclassification, Reorganization or Merger. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto. In each such case, the terms of this Section 6 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

     6.3 Stock Splits and Reverse Stock Splits. If at any time on or after the date hereof the Company shall subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares of Warrant Stock receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Warrant Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares of Warrant Stock receivable upon exercise of the Warrant shall thereby be proportionately decreased.

7. Transfer to Comply with the Securities Act of 1933.

     7.1 Unless registered under the Act pursuant to Section 5 herein, this Warrant and the shares of Warrant Stock issued hereunder or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of, except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such shares of Warrant Stock may legally be transferred pursuant to Section 3 hereof without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provision of this Section 7 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

     7.2 Unless registered under the Act pursuant to Section 5 herein, the Company may cause the following legend to be set forth on each certificate representing shares of Warrant Stock acquired under this Warrant or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     7.3 Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California excluding that body of law pertaining to conflicts of law.

     7.4 Notice. Notices and other communications to be given to the Holder of the Warrants evidenced by this certificate shall be delivered by hand or mailed, postage prepaid, to or such other address as the Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 412 Chelsa Cove, Franklin, Tennessee 37064, attn: Robert K. Oldham, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

                            [CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the authorized officer of the Company has executed this Warrant to be effective as of the date first set forth above.

                                    Cancer Therapeutics, Incorporated
                                    a Tennessee corporation


                                    By:
                                    -----------------------------------------
                                         Robert K. Oldham, President

                                  PURCHASE FORM


         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Warrant Stock, and hereby makes payment of $________ in payment of the actual exercise price thereof.



                                 ------------------------------------
                                 Signature



------------------------------------------------------------------------------


                                 ASSIGNMENT FORM



FOR VALUE RECEIVED, ----------------------- hereby sells, assigns and transfers
                       (please type or print)
unto
     --------------------------------------------------------------------------
                       (please type or print)

-------------------------------------------------------------------------------
                             (address)

the right to purchase shares of Warrant Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable, and does hereby irrevocably constitute and appoint the Company and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.



                                 ------------------------------------
                                 Signature